Exhibit 99.1

News Release

Tailored Brands Receives Court Approval of First Day Motions to Support Ongoing Operations

Men’s Wearhouse, Jos. A. Bank, Moores Clothing for Men and K&G Fashion Superstore Continuing to
Provide Customers with Selection, Convenience, Service and Value

Obtains Interim Approval to Access $500 Million DIP Financing Facility

FREMONT, CA, August 3, 2020 – Tailored Brands, Inc. and certain of its subsidiaries (collectively “Tailored Brands” or the “Company”) announced that today the Company received approvals from the United States Bankruptcy Court for the Southern District of Texas (the “Court”) for its First Day Motions related to its voluntary Chapter 11 petitions filed on August 2, 2020.

Among the motions approved, the Court granted interim approval of the Company’s motion to access $500 million debtor-in-possession financing provided by its existing revolving credit facility lenders and to access the cash collateral of both its existing revolving credit facility lenders and term loan lenders. The Court also authorized the Company to continue to pay employees as usual and provide pre-existing health and welfare benefits, honor customer gift cards, rental reservations and custom clothing orders, maintain existing loyalty programs and pay vendor partners in the ordinary course for all goods and services provided after the date of the Chapter 11 filing.

“The Court’s prompt approval of our First Day Motions is a clear step forward that enables us to serve our customers, take care of our team and meet our go-forward financial commitments as we work to achieve our financial goals,” said Tailored Brands President and CEO Dinesh Lathi. “The approval of these motions is an important milestone on our path to positioning our brands to better compete and succeed in today’s retail environment and beyond. We appreciate the continued support of our senior lenders—and all of our stakeholders—during this process and look forward to moving swiftly ahead.”

Additional Information

Additional resources for customers and other stakeholders can be accessed by visiting the Company’s restructuring website at TailoredStronger.com. Court filings and other documents related to the Chapter 11 process are available at http://cases.primeclerk.com/TailoredBrands, by calling the Company’s claims agent at (877) 461-5690 (Toll-Free) or (347) 817-4089 (Local/International) or by sending an email to TailoredBrandsInfo@PrimeClerk.com.

Tailored Brands is advised in this process by Kirkland & Ellis LLP as legal advisor, PJT Partners as financial advisor and AlixPartners as restructuring advisor.

About Tailored Brands, Inc.

Tailored Brands is a leading omni-channel specialty retailer of menswear, including suits, formalwear and a broad selection of business casual offerings. We help our customers look and feel their best by delivering personalized products and services through our convenient network of stores and e-commerce sites. Our brands include Men’s Wearhouse, Jos. A. Bank, Moores Clothing for Men and K&G.

For additional information on Tailored Brands, please visit the Company’s websites at www.tailoredbrands.com, www.menswearhouse.com, www.josbank.com, www.mooresclothing.com, and www.kgstores.com.

This press release contains forward-looking information, including the Company’s statements regarding its financial restructuring, its ability to obtain financing to support its ongoing operations throughout the restructuring, and positioning the Company to meet its full potential. In addition, words such as “expects,” “anticipates,” “envisions,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “guidance,” “may,” “projections,” and “business outlook,” variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements that we make herein are not guarantees of future performance and actual results may differ materially from those in such forward-looking statements as a result of various factors. Factors that might cause or contribute to such differences include, but are not limited to: risks related to the bankruptcy process, including the Company’s ability to obtain approval from the Court with respect to motions or other requests made to the Court throughout the course of the Chapter 11 petitions (the “Chapter 11 Cases”), including with respect to any proposed debtor-in-possession financing; the ability of the Company to negotiate, develop, confirm and consummate a plan of reorganization; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; conditions to which any debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside the Company’s control; more stringent or costly payment terms and/or the decision by a significant number of vendors not to sell the Company merchandise on a timely basis or at all; the Company’s ability to attract, motivate and retain key executives and other personnel; the effects of the COVID-19 pandemic and uncertainties about its depth and duration, including the health and well-being of our employees and customers, temporary or permanent store closures, additional periods of increases in the number of COVID-19 cases, increases in the unemployment rate, furlough or temporary layoffs of our employees, our ability to increase our liquidity and preserve financial flexibility, social distancing measures and changes in consumer spending behaviors; actions or inactions by governmental entities; domestic and international macroeconomic conditions; inflation or deflation; the loss of, or changes in, key personnel; success, or lack thereof, in formulating or executing our internal strategies and operating plans; cost reduction initiatives and revenue enhancement strategies; changes to our capital allocation policy; changes in demand for our retail clothing or rental products, including changes in apparel trends and changing consumer preferences; market trends in the retail or rental business; customer confidence and spending patterns; changes in traffic trends in our stores; customer acceptance of our merchandise strategies, including custom clothing and polished casual attire; performance issues with key suppliers; disruptions in our supply chain; severe weather; regional or national civil unrest or acts of civil disobedience; public health crises, including COVID-19; foreign currency fluctuations; government export and import policies, including the enactment of duties or tariffs; advertising or marketing activities of competitors; the impact of cybersecurity threats or data breaches; legal proceedings and the impact of climate change.

Forward-looking statements are intended to convey the Company’s expectations about the future, and speak only as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by applicable law. However, any further disclosures made on related subjects in our subsequent reports on Forms 10-K, 10-Q and 8-K should be consulted. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995, and all written or oral forward-looking statements that are made by or attributable to us are expressly qualified in their entirety by the cautionary statements contained or referenced in this section.

Media Contact

Stephanie Randall

TailoredBrands@fticonsulting.com

Investor Contact

Laura Ann Smith

(281) 776-7575

ir@tailoredbrands.com

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